                                                       Exhibit 99.5
--------------------------------------------------------------------------------
                                                       Monthly Operating Report

------------------------------------------
CASE NAME: KITTY HAWK CARGO, INC.                        ACCRUAL BASIS
------------------------------------------

------------------------------------------
CASE NUMBER: 400-42145-BJH-11                           02/13/95, RWD, 2/96
------------------------------------------

------------------------------------------
JUDGE: BARBARA J. HOUSER
------------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                        MONTH ENDING: NOVEMBER 30, 2001


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Drew Keith                                  CHIEF FINANCIAL OFFICER
-------------------------------------------     --------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                      TITLE

DREW KEITH                                                12/20/2001
-------------------------------------------     --------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                            DATE

PREPARER:

/s/ Kevin K. Craig                              CONTROLLER, KITTY HAWK INC.
-------------------------------------------     --------------------------------
ORIGINAL SIGNATURE OF PREPARER                               TITLE

KEVIN K. CRAIG                                            12/20/2001
-------------------------------------------     --------------------------------
PRINTED NAME OF PREPARER                                      DATE


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

   -----------------------------------------
   CASE NAME: KITTY HAWK CARGO, INC                       ACCRUAL BASIS-1
   -----------------------------------------

   -----------------------------------------
   CASE NUMBER: 400-42145-BJH-11                         02/13/95, RWD, 2/96
   -----------------------------------------

   -----------------------------------------
   COMPARATIVE BALANCE SHEET
   -----------------------------------------------------------------------------------------------------------------------------
                                                 SCHEDULE                MONTH               MONTH                   MONTH
                                                                   -------------------------------------------------------------
   ASSETS                                         AMOUNT             OCTOBER, 2001        NOVEMBER, 2001         DECEMBER, 2001
   -----------------------------------------------------------------------------------------------------------------------------
   1.   UNRESTRICTED CASH                                             $    11,751            $    11,751                     $0
   -----------------------------------------------------------------------------------------------------------------------------
   2.   RESTRICTED CASH                                               $         0            $         0                     $0
   -----------------------------------------------------------------------------------------------------------------------------
   3.   TOTAL CASH                             $          0           $    11,751            $    11,751                     $0
   -----------------------------------------------------------------------------------------------------------------------------
   4.   ACCOUNTS RECEIVABLE (NET)              $ 41,314,895           $19,088,538            $19,051,571                     $0
   -----------------------------------------------------------------------------------------------------------------------------
   5.   INVENTORY                                                     $         0            $         0                     $0
   -----------------------------------------------------------------------------------------------------------------------------
   6.   NOTES RECEIVABLE                                              $         0            $         0                     $0
   -----------------------------------------------------------------------------------------------------------------------------
   7.   PREPAID EXPENSES                       $     35,445           $         0            $         0                     $0
   -----------------------------------------------------------------------------------------------------------------------------
   8.   OTHER (ATTACH LIST)                    $102,257,281           $ 7,961,734            $ 5,844,447                     $0
   -----------------------------------------------------------------------------------------------------------------------------
   9.   TOTAL CURRENT ASSETS                   $143,607,621           $27,062,023            $24,907,769                     $0
   -----------------------------------------------------------------------------------------------------------------------------
   10.  PROPERTY, PLANT & EQUIPMENT            $  2,455,211           $ 4,761,034            $ 4,750,264                     $0
   -----------------------------------------------------------------------------------------------------------------------------
   11.  LESS: ACCUMULATED
        DEPRECIATION / DEPLETION                                      $ 2,958,785            $ 3,000,077                     $0
   -----------------------------------------------------------------------------------------------------------------------------
   12.  NET PROPERTY, PLANT &
        EQUIPMENT                              $  2,455,211           $ 1,802,249            $ 1,750,187                     $0
   -----------------------------------------------------------------------------------------------------------------------------
   13.  DUE FROM INSIDERS                                             $         0            $         0                     $0
   -----------------------------------------------------------------------------------------------------------------------------
   14.  OTHER ASSETS - NET OF
        AMORTIZATION (ATTACH LIST)                                    $         0            $         0                     $0
   -----------------------------------------------------------------------------------------------------------------------------
   15.  OTHER (ATTACH LIST)                                           $         0            $         0                     $0
   -----------------------------------------------------------------------------------------------------------------------------
   16.  TOTAL ASSETS                           $146,062,832           $28,864,272            $26,657,956                     $0
   -----------------------------------------------------------------------------------------------------------------------------
   POSTPETITION LIABILITIES
   -----------------------------------------------------------------------------------------------------------------------------
   17.  ACCOUNTS PAYABLE                                              $   236,481            $   391,208                     $0
   -----------------------------------------------------------------------------------------------------------------------------
   18.  TAXES PAYABLE                                                 $   619,534            $   274,394                     $0
   -----------------------------------------------------------------------------------------------------------------------------
   19.  NOTES PAYABLE                                                 $         0            $         0                     $0
   -----------------------------------------------------------------------------------------------------------------------------
   20.  PROFESSIONAL FEES                                             $         0            $         0                     $0
   -----------------------------------------------------------------------------------------------------------------------------
   21.  SECURED DEBT                                                  $         0            $         0                     $0
   -----------------------------------------------------------------------------------------------------------------------------
   22.  OTHER (ATTACH LIST)                                          ($16,801,901)          ($17,637,548)                    $0
   -----------------------------------------------------------------------------------------------------------------------------
   23.  TOTAL POSTPETITION LIABILITIES                               ($15,945,886)          ($16,971,946)                    $0
   -----------------------------------------------------------------------------------------------------------------------------
   PREPETITION LIABILITIES
   -----------------------------------------------------------------------------------------------------------------------------
   24.  SECURED DEBT                                                  $         0            $         0                     $0
   -----------------------------------------------------------------------------------------------------------------------------
   25.  PRIORITY DEBT                          $    496,687           $         0            $         0                     $0
   -----------------------------------------------------------------------------------------------------------------------------
   26.  UNSECURED DEBT                         $ 78,864,376           $ 5,058,160            $ 5,058,160                     $0
   -----------------------------------------------------------------------------------------------------------------------------
   27.  OTHER (ATTACH LIST)                                           $ 4,954,286            $ 4,954,286                     $0
   -----------------------------------------------------------------------------------------------------------------------------
   28.  TOTAL PREPETITION LIABILITIES          $ 79,361,063           $10,012,446            $10,012,446                     $0
   -----------------------------------------------------------------------------------------------------------------------------
   29.  TOTAL LIABILITIES                      $ 79,361,063          ($ 5,933,440)          ($ 6,959,500)                    $0
   -----------------------------------------------------------------------------------------------------------------------------
    EQUITY
   -----------------------------------------------------------------------------------------------------------------------------
   30.  PREPETITION OWNERS' EQUITY                                    $61,741,245            $61,741,245                     $0
   -----------------------------------------------------------------------------------------------------------------------------
   31.  POSTPETITION CUMULATIVE

        PROFIT OR (LOSS)                                             ($26,943,533)          ($28,123,789)                    $0
   -----------------------------------------------------------------------------------------------------------------------------
   32.  DIRECT CHARGES TO EQUITY
        (ATTACH EXPLANATION)                                          $         0            $         0                     $0
   -----------------------------------------------------------------------------------------------------------------------------
   33.  TOTAL EQUITY                           $          0           $34,797,712            $33,617,456                     $0
   -----------------------------------------------------------------------------------------------------------------------------
   34.  TOTAL LIABILITIES &

        OWNERS' EQUITY                         $ 79,361,063           $28,864,272            $26,657,956                     $0
   -----------------------------------------------------------------------------------------------------------------------------
                                                                      $         0            $         0                     $0
   -----------------------------------------------------------------------------------------------------------------------------

================================================================================
                                                      Monthly Operating Report

        --------------------------------------
        CASE NAME: KITTY HAWK CARGO, INC          ACCRUAL BASIS-2
        --------------------------------------

        --------------------------------------
        CASE NUMBER: 400-42145-BJH-11                 02/13/95, RWD, 2/96
        --------------------------------------

        --------------------------------------
        INCOME STATEMENT
        ---------------------------------------------------------------------------------------------------------------------------
                                                                   MONTH             MONTH              MONTH          QUARTER
                                                             ------------------------------------------------------
        REVENUES                                               OCTOBER, 2001     NOVEMBER, 2001     DECEMBER, 2001      TOTAL
        ---------------------------------------------------------------------------------------------------------------------------
        1.       GROSS REVENUES                                  $ 9,764,999        $ 8,651,981                 $0      $18,416,980
        ---------------------------------------------------------------------------------------------------------------------------
        2.       LESS: RETURNS & DISCOUNTS                       $         0        $         0                 $0      $         0
        ---------------------------------------------------------------------------------------------------------------------------
        3.       NET REVENUE                                     $ 9,764,999        $ 8,651,981                 $0      $18,416,980
        ---------------------------------------------------------------------------------------------------------------------------
        COST OF GOODS SOLD

        ---------------------------------------------------------------------------------------------------------------------------
        4.       MATERIAL                                        $         0        $         0                 $0      $         0
        ---------------------------------------------------------------------------------------------------------------------------
        5.       DIRECT LABOR                                    $         0        $         0                 $0      $         0
        ---------------------------------------------------------------------------------------------------------------------------
        6.       DIRECT OVERHEAD                                 $         0        $         0                 $0      $         0
        ---------------------------------------------------------------------------------------------------------------------------
        7.       TOTAL COST OF GOODS SOLD                        $         0        $         0                 $0      $         0
        ---------------------------------------------------------------------------------------------------------------------------
        8.       GROSS PROFIT                                    $ 9,764,999        $ 8,651,981                 $0      $18,416,980
        ---------------------------------------------------------------------------------------------------------------------------
        OPERATING EXPENSES
        ---------------------------------------------------------------------------------------------------------------------------
        9.       OFFICER/INSIDER COMPENSATION                    $    13,333        $    13,333                 $0      $    26,666
        ---------------------------------------------------------------------------------------------------------------------------
        10.      SELLING & MARKETING                             $     2,220        $     1,500                 $0      $     3,720
        ---------------------------------------------------------------------------------------------------------------------------
        11.      GENERAL & ADMINISTRATIVE                        $ 1,623,812        $ 1,653,340                 $0      $ 3,277,152
        ---------------------------------------------------------------------------------------------------------------------------
        12.      RENT & LEASE                                    $   293,659        $   297,706                 $0      $   591,365
        ---------------------------------------------------------------------------------------------------------------------------
        13.      OTHER (ATTACH LIST)                             $ 8,634,982        $ 8,400,771                 $0      $17,035,753
        ---------------------------------------------------------------------------------------------------------------------------
        14.      TOTAL OPERATING EXPENSES                        $10,568,006        $10,366,650                 $0      $20,934,656
        ---------------------------------------------------------------------------------------------------------------------------
        15.      INCOME BEFORE NON-OPERATING
                 INCOME & EXPENSE                                  ($803,007)       ($1,714,669)                $0      ($2,517,676)
        ---------------------------------------------------------------------------------------------------------------------------
        OTHER INCOME & EXPENSES
        ---------------------------------------------------------------------------------------------------------------------------
        16.      NON-OPERATING INCOME (ATT. LIST)                      ($271)          ($61,893)                $0         ($62,164)
        ---------------------------------------------------------------------------------------------------------------------------
        17.      NON-OPERATING EXPENSE (ATT. LIST)               $         0        $         0                 $0      $         0
        ---------------------------------------------------------------------------------------------------------------------------
        18.      INTEREST EXPENSE                                $   322,610        $   264,514                 $0      $   587,124
        ---------------------------------------------------------------------------------------------------------------------------
        19.      DEPRECIATION / DEPLETION                        $    52,230        $    53,745                 $0      $   105,975
        ---------------------------------------------------------------------------------------------------------------------------
        20.      AMORTIZATION                                    $         0        $         0                 $0      $         0
        ---------------------------------------------------------------------------------------------------------------------------
        21.      OTHER (ATTACH LIST)                             $         0            ($3,943)                $0          ($3,943)
        ---------------------------------------------------------------------------------------------------------------------------
        22.      NET OTHER INCOME & EXPENSES                     $   374,569        $   252,423                 $0      $   626,992
        ---------------------------------------------------------------------------------------------------------------------------
        REORGANIZATION EXPENSES
        ---------------------------------------------------------------------------------------------------------------------------
        23.      PROFESSIONAL FEES                               $         0        $         0                 $0      $         0
        ---------------------------------------------------------------------------------------------------------------------------
        24.      U.S. TRUSTEE FEES                               $         0        $         0                 $0      $         0
        ---------------------------------------------------------------------------------------------------------------------------
        25.      OTHER (ATTACH LIST)                             $         0        $         0                 $0      $         0
        ---------------------------------------------------------------------------------------------------------------------------
        26.      TOTAL  REORGANIZATION  EXPENSES                 $         0        $         0                 $0      $         0
        ---------------------------------------------------------------------------------------------------------------------------
        27.      INCOME TAX                                        ($471,030)         ($786,836)                $0      ($1,257,866)
        ---------------------------------------------------------------------------------------------------------------------------
        28.      NET PROFIT (LOSS)                                 ($706,546)       ($1,180,256)                $0      ($1,886,802)
        ---------------------------------------------------------------------------------------------------------------------------
                                                                 $         0        $         0                 $0
===================================================================================================================================

--------------------------------------------------------------------------------
                                                      Monthly Operating Report

        --------------------------------------
        CASE NAME: KITTY HAWK CARGO, INC          ACCRUAL BASIS-3
        --------------------------------------

        --------------------------------------
        CASE NUMBER: 400-42145-BJH-11                 02/13/95, RWD, 2/96
        --------------------------------------

        ------------------------------------------------------------------------------------------------------------------------
        CASH RECEIPTS AND                                MONTH              MONTH                MONTH           QUARTER
                                                  ----------------------------------------------------------
        DISBURSEMENTS                                OCTOBER, 2001      NOVEMBER, 2001       DECEMBER, 2001       TOTAL
        ------------------------------------------------------------------------------------------------------------------------
        1.     CASH - BEGINNING OF MONTH                $   11,751          $   11,751              $11,751          $    11,751
        ------------------------------------------------------------------------------------------------------------------------
        RECEIPTS FROM OPERATIONS
        ------------------------------------------------------------------------------------------------------------------------
        2.     CASH SALES                               $        0          $        0              $     0          $         0
        ------------------------------------------------------------------------------------------------------------------------
        COLLECTION OF ACCOUNTS RECEIVABLE
        ------------------------------------------------------------------------------------------------------------------------
        3.     PREPETITION                              $        0          $        0              $     0          $         0
        ------------------------------------------------------------------------------------------------------------------------
        4.     POSTPETITION                             $6,554,179          $6,650,611              $     0          $13,204,790
        ------------------------------------------------------------------------------------------------------------------------
        5.     TOTAL OPERATING RECEIPTS                 $6,554,179          $6,650,611              $     0          $13,204,790
        ------------------------------------------------------------------------------------------------------------------------
        NON - OPERATING RECEIPTS
        ------------------------------------------------------------------------------------------------------------------------
        6.     LOANS & ADVANCES (ATTACH LIST            $        0          $        0              $     0          $         0
        ------------------------------------------------------------------------------------------------------------------------
        7.     SALE OF ASSETS                           $        0          $        0              $     0          $         0
        ------------------------------------------------------------------------------------------------------------------------
        8.     OTHER (ATTACH LIST)                     ($6,554,179)        ($6,650,611)             $     0         ($13,204,790)
        ------------------------------------------------------------------------------------------------------------------------
        9.     TOTAL NON-OPERATING RECEIPTS            ($6,554,179)        ($6,650,611)             $     0         ($13,204,790)
        ------------------------------------------------------------------------------------------------------------------------
        10.    TOTAL RECEIPTS                           $        0          $        0              $     0          $         0
        ------------------------------------------------------------------------------------------------------------------------
        11.    TOTAL CASH AVAILABLE                     $   11,751          $   11,751              $11,751          $    11,751
        ------------------------------------------------------------------------------------------------------------------------
        OPERATING DISBURSEMENTS
        ------------------------------------------------------------------------------------------------------------------------
        12.    NET PAYROLL                              $        0          $        0              $     0          $         0
        ------------------------------------------------------------------------------------------------------------------------
        13.    PAYROLL TAXES PAID                       $        0          $        0              $     0          $         0
        ------------------------------------------------------------------------------------------------------------------------
        14.    SALES, USE & OTHER TAXES PAID            $        0          $        0              $     0          $         0
        ------------------------------------------------------------------------------------------------------------------------
        15.    SECURED/RENTAL/LEASES                    $        0          $        0              $     0          $         0
        ------------------------------------------------------------------------------------------------------------------------
        16.    UTILITIES                                $        0          $        0              $     0          $         0
        ------------------------------------------------------------------------------------------------------------------------
        17.    INSURANCE                                $        0          $        0              $     0          $         0
        ------------------------------------------------------------------------------------------------------------------------
        18.    INVENTORY PURCHASES                      $        0          $        0              $     0          $         0
        ------------------------------------------------------------------------------------------------------------------------
        19.    VEHICLE EXPENSES                         $        0          $        0              $     0          $         0
        ------------------------------------------------------------------------------------------------------------------------
        20.    TRAVEL                                   $        0          $        0              $     0          $         0
        ------------------------------------------------------------------------------------------------------------------------
        21.    ENTERTAINMENT                            $        0          $        0              $     0          $         0
        ------------------------------------------------------------------------------------------------------------------------
        22.    REPAIRS & MAINTENANCE                    $        0          $        0              $     0          $         0
        ------------------------------------------------------------------------------------------------------------------------
        23.    SUPPLIES                                 $        0          $        0              $     0          $         0
        ------------------------------------------------------------------------------------------------------------------------
        24.    ADVERTISING                              $        0          $        0              $     0          $         0
        ------------------------------------------------------------------------------------------------------------------------
        25.    OTHER (ATTACH LIST)                      $        0          $        0              $     0          $         0
        ------------------------------------------------------------------------------------------------------------------------
        26.    TOTAL OPERATING DISBURSEMENTS            $        0          $        0              $     0          $         0
        ------------------------------------------------------------------------------------------------------------------------
        REORGANIZATION EXPENSES
        ------------------------------------------------------------------------------------------------------------------------
        27.    PROFESSIONAL FEES                        $        0          $        0              $     0          $         0
        ------------------------------------------------------------------------------------------------------------------------
        28.    U.S. TRUSTEE FEES                        $        0          $        0              $     0          $         0
        ------------------------------------------------------------------------------------------------------------------------
        29.    OTHER (ATTACH LIST)                      $        0          $        0              $     0          $         0
        ------------------------------------------------------------------------------------------------------------------------
        30.    TOTAL REORGANIZATION EXPENSES            $        0          $        0              $     0          $         0
        ------------------------------------------------------------------------------------------------------------------------
        31.    TOTAL DISBURSEMENTS                      $        0          $        0              $     0          $         0
        ------------------------------------------------------------------------------------------------------------------------
        32.    NET CASH FLOW                            $        0          $        0              $     0          $         0
        ------------------------------------------------------------------------------------------------------------------------
        33.    CASH - END OF MONTH                      $   11,751          $   11,751              $11,751          $    11,751
        ------------------------------------------------------------------------------------------------------------------------

================================================================================================================================

--------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Monthly Operating Report

        ----------------------------------------------------
        CASE  NAME: KITTY HAWK CARGO, INC                                         ACCRUAL BASIS-4
        ----------------------------------------------------

        ----------------------------------------------------
        CASE  NUMBER:  400-42145-BJH-11                                                 02/13/95, RWD, 2/96
        ----------------------------------------------------

        ----------------------------------------------------------------------------------------------------------------------------
                                                         SCHEDULE               MONTH                MONTH             MONTH
                                                                          ----------------------------------------------------------
        ACCOUNTS RECEIVABLE AGING                         AMOUNT             OCTOBER, 2001       NOVEMBER, 2001    DECEMBER, 2001
        ----------------------------------------------------------------------------------------------------------------------------
        1.      0-30                                       $21,518,319          $12,147,939          $11,707,699             $0
        ----------------------------------------------------------------------------------------------------------------------------
        2.      31-60                                      $14,127,296          $ 1,400,735          $   333,435             $0
        ----------------------------------------------------------------------------------------------------------------------------
        3.      61-90                                      $ 2,070,404          $ 1,756,036          $ 1,278,509             $0
        ----------------------------------------------------------------------------------------------------------------------------
        4.      91+                                        $ 3,598,876          $ 2,821,794          $ 4,488,277             $0
        ----------------------------------------------------------------------------------------------------------------------------
        5.      TOTAL ACCOUNTS RECEIVABLE                  $41,314,895          $18,126,504          $17,807,920             $0
        ----------------------------------------------------------------------------------------------------------------------------
        6.      AMOUNT CONSIDERED UNCOLLECTIBLE
        ----------------------------------------------------------------------------------------------------------------------------
        7.      ACCOUNTS RECEIVABLE (NET)                  $41,314,895          $18,126,504          $17,807,920             $0
        ----------------------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------

        AGING OF POSTPETITION TAXES AND PAYABLES                                   MONTH: NOVEMBER, 2001
                                                                                          ------------------------------------------
        ----------------------------------------------------------------------------------------------------------------------------
                                               0-30                 31-60             61-90            91+
        TAXES PAYABLE                          DAYS                 DAYS              DAYS            DAYS              TOTAL
        ----------------------------------------------------------------------------------------------------------------------------
        1.      FEDERAL                           $274,394                                                              $274,394
        ----------------------------------------------------------------------------------------------------------------------------
        2.      STATE                                                                                                   $      0
        ----------------------------------------------------------------------------------------------------------------------------
        3.      LOCAL                                                                                                   $      0
        ----------------------------------------------------------------------------------------------------------------------------
        4.      OTHER (ATTACH LIST)                                                                                     $      0
        ----------------------------------------------------------------------------------------------------------------------------
        5.      TOTAL TAXES PAYABLE               $274,394           $     0           $     0         $     0          $274,394
        ----------------------------------------------------------------------------------------------------------------------------

        ----------------------------------------------------------------------------------------------------------------------------
        6.      ACCOUNTS PAYABLE                  $263,994           $15,334           $16,247         $95,633          $391,208
        ----------------------------------------------------------------------------------------------------------------------------

                                                                                                                        $      0
        -------------------------------------------------------------

        STATUS OF POSTPETITION TAXES                                               MONTH: NOVEMBER, 2001
                                                                                          ------------------------------------------
        -------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------------------------------
                                                      BEGINNING                AMOUNT                                 ENDING
                                                         TAX                WITHHELD AND/         AMOUNT                TAX
        FEDERAL                                      LIABILITY*              0R ACCRUED            PAID              LIABILITY
        ----------------------------------------------------------------------------------------------------------------------------
        1.      WITHHOLDING**                             $      0                                                       $      0
        ----------------------------------------------------------------------------------------------------------------------------
        2.      FICA-EMPLOYEE**                           $      0                                                       $      0
        ----------------------------------------------------------------------------------------------------------------------------
        3.      FICA-EMPLOYER**                           $      0                                                       $      0
        ----------------------------------------------------------------------------------------------------------------------------
        4.      UNEMPLOYMENT                              $      0                                                       $      0
        ----------------------------------------------------------------------------------------------------------------------------
        5.      INCOME                                    $      0                                                       $      0
        ----------------------------------------------------------------------------------------------------------------------------
        6.      OTHER (ATTACH LIST)                       $619,534                $496,194           $841,334            $274,394
        ----------------------------------------------------------------------------------------------------------------------------
        7.      TOTAL FEDERAL TAXES                       $619,534                $496,194           $841,334            $274,394
        ----------------------------------------------------------------------------------------------------------------------------
        STATE AND LOCAL
        ----------------------------------------------------------------------------------------------------------------------------
        8.      WITHHOLDING                               $      0                                                       $      0
        ----------------------------------------------------------------------------------------------------------------------------
        9.      SALES                                     $      0                                                       $      0
        ----------------------------------------------------------------------------------------------------------------------------
        10.     EXCISE                                    $      0                                                       $      0
        ----------------------------------------------------------------------------------------------------------------------------
        11.     UNEMPLOYMENT                              $      0                                                       $      0
        ----------------------------------------------------------------------------------------------------------------------------
        12.     REAL PROPERTY                             $      0                                                       $      0
        ----------------------------------------------------------------------------------------------------------------------------
        13.     PERSONAL PROPERTY                         $      0                                                       $      0
        ----------------------------------------------------------------------------------------------------------------------------
        14.     OTHER (ATTACH LIST)                       $      0                                                       $      0
        ----------------------------------------------------------------------------------------------------------------------------
        15.     TOTAL STATE & LOCAL                       $      0                $      0           $      0            $      0
        ----------------------------------------------------------------------------------------------------------------------------
        16.     TOTAL TAXES                               $619,534                $496,194           $841,334            $274,394
        ----------------------------------------------------------------------------------------------------------------------------

        * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

        ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

        ------------------------------------------
        CASE NAME: KITTY HAWK CARGO, INC            ACCRUAL BASIS-5
        ------------------------------------------

        ------------------------------------------
        CASE NUMBER: 400-42145-BJH-11                   02/13/95, RWD, 2/96
        ------------------------------------------


        The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                                                  MONTH:  NOVEMBER, 2001
                                                                                         -------------------------------------------
        ------------------------------------------
        BANK RECONCILIATIONS

                                                               Account #1              Account #2        Account #3
        ----------------------------------------------------------------------------------------------------------------------------
        A.          BANK:                               Bank One
        ---------------------------------------------------------------------------------------------------------------

        B.           ACCOUNT NUMBER:                           1559691298                                                      TOTAL
        ---------------------------------------------------------------------------------------------------------------

        C.           PURPOSE (TYPE):                   Operations Account
        ----------------------------------------------------------------------------------------------------------------------------
        1.       BALANCE PER BANK STATEMENT                        $    0                                                     $    0
        ----------------------------------------------------------------------------------------------------------------------------
        2.       ADD: TOTAL DEPOSITS NOT CREDITED                  $    0                                                     $    0
        ----------------------------------------------------------------------------------------------------------------------------
        3.       SUBTRACT: OUTSTANDING CHECKS                      $    0                                                     $    0
        ----------------------------------------------------------------------------------------------------------------------------
        4.       OTHER RECONCILING ITEMS                           $3,251                                                     $3,251
        ----------------------------------------------------------------------------------------------------------------------------
        5.       MONTH END BALANCE PER BOOKS                       $3,251                     $0                $0            $3,251
        ----------------------------------------------------------------------------------------------------------------------------
        6.       NUMBER OF LAST CHECK WRITTEN
        ----------------------------------------------------------------------------------------------------------------------------

        ------------------------------------------
        INVESTMENT ACCOUNTS

        ----------------------------------------------------------------------------------------------------------------------------
                                                                    DATE OF        TYPE OF           PURCHASE          CURRENT
        BANK, ACCOUNT NAME & NUMBER                                PURCHASE       INSTRUMENT           PRICE             VALUE
        ----------------------------------------------------------------------------------------------------------------------------

        7.       N/A
        ----------------------------------------------------------------------------------------------------------------------------
        8.
        ----------------------------------------------------------------------------------------------------------------------------
        9.
        ----------------------------------------------------------------------------------------------------------------------------
        10.
        ----------------------------------------------------------------------------------------------------------------------------
        11.      TOTAL INVESTMENTS                                                                          $0               $     0
        ----------------------------------------------------------------------------------------------------------------------------

        ------------------------------------------
        CASH

        ----------------------------------------------------------------------------------------------------------------------------
        12.      CURRENCY ON HAND                                                                                            $ 8,500
        ----------------------------------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------------------------------
        13.      TOTAL CASH - END OF MONTH                                                                                   $11,751
        ----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

       ----------------------------------------
       CASE NAME: KITTY HAWK CARGO, INC            ACCRUAL BASIS-6
       ----------------------------------------

       ----------------------------------------
       CASE NUMBER: 400-42145-BJH-11                    02/13/95, RWD, 2/96
       ----------------------------------------

                                                        MONTH: NOVEMBER, 2001

       ----------------------------------------
       PAYMENTS TO INSIDERS AND PROFESSIONALS
       ----------------------------------------

       OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY
       CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

       -------------------------------------------------------------------------
                                     INSIDERS
       -------------------------------------------------------------------------
                             TYPE OF            AMOUNT         TOTAL PAID
                NAME         PAYMENT             PAID            TO DATE
       -------------------------------------------------------------------------
       1.   Toby Skaar     Salary              $13,333          $324,831
       -------------------------------------------------------------------------
       2.
       -------------------------------------------------------------------------
       3.
       -------------------------------------------------------------------------
       4.
       -------------------------------------------------------------------------
       5.
       -------------------------------------------------------------------------
       6.   TOTAL PAYMENTS
            TO INSIDERS                        $13,333          $324,831
       -------------------------------------------------------------------------

       ----------------------------------------------------------------------------------------------------------------------------
                                                             PROFESSIONALS
       ----------------------------------------------------------------------------------------------------------------------------
                                             DATE OF COURT                                                             TOTAL
                                           ORDER AUTHORIZING           AMOUNT          AMOUNT        TOTAL PAID       INCURRED
                          NAME                  PAYMENT               APPROVED          PAID           TO DATE       & UNPAID *
       ----------------------------------------------------------------------------------------------------------------------------
       1.   SEE KITTY HAWK, INC. MOR - CASE# 00-42141-BJH-11
       ----------------------------------------------------------------------------------------------------------------------------
       2.
       ----------------------------------------------------------------------------------------------------------------------------
       3.
       ----------------------------------------------------------------------------------------------------------------------------
       4.
       ----------------------------------------------------------------------------------------------------------------------------
       5.
       ----------------------------------------------------------------------------------------------------------------------------
       6.   TOTAL PAYMENTS
            TO PROFESSIONALS                                              $0              $0              $0              $0
       ----------------------------------------------------------------------------------------------------------------------------

       *  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

       -------------------------------------------------------------------------
       POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
       -------------------------------------------------------------------------

       ----------------------------------------------------------------------------------------------------------------
                                                                SCHEDULED            AMOUNTS
                                                                 MONTHLY              PAID                TOTAL
                                                                PAYMENTS             DURING              UNPAID
                           NAME OF CREDITOR                        DUE                MONTH           POSTPETITION
       ----------------------------------------------------------------------------------------------------------------
       1.   National City Bank & Ft Wayne - Allen County       $184,377            $184,377                  $0
       ----------------------------------------------------------------------------------------------------------------
       2.   Ridgely - City of Philadelphia - PHL               $ 26,274            $ 26,274                  $0
       ----------------------------------------------------------------------------------------------------------------
       3.   Continental Airlines - EWR                         $ 21,762            $ 21,762                  $0
       ----------------------------------------------------------------------------------------------------------------
       4.   City of Los Angeles - LAX                          $  6,019            $  6,019                  $0
       ----------------------------------------------------------------------------------------------------------------
       5.   Airport Group Int'l - ATL                          $ 11,200            $ 11,200                  $0
       ----------------------------------------------------------------------------------------------------------------
       6.   TOTAL                                              $249,632            $249,632                  $0
       ----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Monthly Operating Report

     -------------------------------------
     CASE NAME: KITTY HAWK CARGO, INC        ACCRUAL  BASIS-7
     -------------------------------------

     -------------------------------------
     CASE NUMBER: 400-42145-BJH-11             02/13/95, RWD, 2/96
     -------------------------------------
                                              MONTH: NOVEMBER, 2001
                                                     -----------------------

     --------------------------
     QUESTIONNAIRE

     ---------------------------------------------------------------------------------------------------------
                                                                                   YES                NO
     ---------------------------------------------------------------------------------------------------------
     1.   HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE                                            X
          THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
     ---------------------------------------------------------------------------------------------------------
     2.   HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT                                              X
          OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?
     ---------------------------------------------------------------------------------------------------------
     3.   ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR                                       X
          LOANS) DUE FROM RELATED PARTIES?
     ---------------------------------------------------------------------------------------------------------
     4.   HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES                                      X
          THIS REPORTING PERIOD?
     ---------------------------------------------------------------------------------------------------------
     5.   HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE                                            X
          DEBTOR FROM ANY PARTY?
     ---------------------------------------------------------------------------------------------------------
     6.   ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                X
     ---------------------------------------------------------------------------------------------------------
     7.   ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES                                          X
          PAST DUE?
     ---------------------------------------------------------------------------------------------------------
     8.   ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                            X
     ---------------------------------------------------------------------------------------------------------
     9.   ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                  X
     ---------------------------------------------------------------------------------------------------------
     10.  ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS                                              X
          DELINQUENT?
     ---------------------------------------------------------------------------------------------------------
     11.  HAVE ANY PREPETITION TAXES BEEN PAID DURING THE                                             X
          REPORTING PERIOD?
     ---------------------------------------------------------------------------------------------------------
     12.  ARE ANY WAGE PAYMENTS PAST DUE?                                                             X
     ---------------------------------------------------------------------------------------------------------

     IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
     EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

     ---------------------------------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------------------

     --------------------------
     INSURANCE
     ---------------------------------------------------------------------------------------------------------
                                                                                   YES                NO
     ---------------------------------------------------------------------------------------------------------
     1.   ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER                    X
          NECESSARY INSURANCE COVERAGES IN EFFECT?
     ---------------------------------------------------------------------------------------------------------
     2.   ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                    X
     ---------------------------------------------------------------------------------------------------------
     3.   PLEASE ITEMIZE POLICIES BELOW.
     ---------------------------------------------------------------------------------------------------------

     IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES
     HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN
     EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

     ---------------------------------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------------------

     ---------------------------------------------------------------------------------------------------------
                                        INSTALLMENT PAYMENTS
     ---------------------------------------------------------------------------------------------------------
           TYPE OF                                                               PAYMENT AMOUNT
            POLICY                 CARRIER                PERIOD COVERED          & FREQUENCY
     ---------------------------------------------------------------------------------------------------------

     ---------------------------------------------------------------------------------------------------------
          SEE KITTY HAWK, INC. MOR - CASE # 00-42141-BJH-11
     ---------------------------------------------------------------------------------------------------------

     ---------------------------------------------------------------------------------------------------------

     ---------------------------------------------------------------------------------------------------------

     ---------------------------------------------------------------------------------------------------------

     ---------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

================================================================================

    --------------------------------------
    CASE  NAME:  Kitty Hawk Cargo, Inc.      FOOTNOTES SUPPLEMENT
    --------------------------------------

    --------------------------------------
    CASE  NUMBER: 400-42145-BJH-11           ACCRUAL BASIS
    --------------------------------------

                                    MONTH:       NOVEMBER, 2001
                                           -------------------------------------



    ----------------------------------------------------------------------------
     ACCRUAL BASIS        LINE
      FORM NUMBER        NUMBER           FOOTNOTE / EXPLANATION
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------
          6                       All Professional fees related to the
    ----------------------------------------------------------------------------
                                   Reorganization of the Company are disbursed
    ----------------------------------------------------------------------------
                                   out of Kitty Hawk, Inc. (Parent Company).
    ----------------------------------------------------------------------------
                                   Refer to Case # 400-42141
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------
          7                       All insurance plans related to the Company are
    ----------------------------------------------------------------------------
                                   carried at Kitty Hawk, Inc. (Parent Company).
    ----------------------------------------------------------------------------
                                   Refer to Case # 400-42141.
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------
          3                3      The current general ledger system is not able
    ----------------------------------------------------------------------------
                                   to provide a detail of customer cash receipts
    ----------------------------------------------------------------------------
                                   segregated by prepetion accounts receivable
    ----------------------------------------------------------------------------
                                   and post petition accounts receivable.
    ----------------------------------------------------------------------------
                                   Therefore, cash receipts is provided in total
    ----------------------------------------------------------------------------
                                   for the month.
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------
          3                8      All cash received into the Company cash
    ----------------------------------------------------------------------------
                                   accounts is swept each night to Kitty Hawk,
    ----------------------------------------------------------------------------
                                   Inc. Master Account (see Case #400-42141).
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------
          3               31      All disbursements (either by wire transfer or
    ----------------------------------------------------------------------------
                                   check), including payroll are disbursed out
    ----------------------------------------------------------------------------
                                   of the Kitty Hawk, Inc. controlled
    ----------------------------------------------------------------------------
                                   disbursement account.
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------
          4                6      All assessment of uncollectible accounts
    ----------------------------------------------------------------------------
                                   receivable are done at Kitty Hawk, Inc. Refer
    ----------------------------------------------------------------------------
                                   to Case #400-4214. All reserves are recorded
    ----------------------------------------------------------------------------
                                   at Inc. and pushed down to Inc.'s
    ----------------------------------------------------------------------------
                                   subsidiaries as deemed necessary.
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------
          4                7      The A/R aging does not reconcile to the
    ----------------------------------------------------------------------------
                                   general ledger due to historical system
    ----------------------------------------------------------------------------
                                   problems. In addition, A/R aging is for Trade
    ----------------------------------------------------------------------------
                                   A/R only.
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------
          4                6      Accounts payable on the aging are in the 60
    ----------------------------------------------------------------------------
                                   and 90 day categories due to wire transfers
    ----------------------------------------------------------------------------
                                   sent as prepayment on Kitty Hawk Inc. (Case
    ----------------------------------------------------------------------------
                                   #400-42141) A/P aging and invoices on Kitty
    ----------------------------------------------------------------------------
                                   Hawk Cargo Aging. Company is working on
    ----------------------------------------------------------------------------
                                   clearing these items.
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------
          4                1      Status of Postpetition Taxes - Kitty Hawk
    ----------------------------------------------------------------------------
                                   Cargo Payroll was transferred to Aircargo's
    ----------------------------------------------------------------------------
                                   payroll in January, 2001 (case
    ----------------------------------------------------------------------------
                                   #00-42142-BJH-11)
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------
          6             Insiders  Payments to insiders include a portion of the
    ----------------------------------------------------------------------------
                                   Court approved retention payments in the
    ----------------------------------------------------------------------------
                                   month of January.
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------
          6              Leases   EWR station & Lessor was changed to
    ----------------------------------------------------------------------------
                                   Continental; ATL rent paid 8/30, G/L 9/01
    ----------------------------------------------------------------------------

CASE  NAME: KITTY HAWK CARGO, INC

CASE  NUMBER: 400-42145-BJH-11

Details of Other Items                                          NOVEMBER, 2001


ACCRUAL BASIS-1

8.   OTHER (ATTACH LIST)                                $   5,844,447 Reported
                                                        -------------
          Net of all I/C Accts Receivable/Payable           2,971,529
          Intangibles - Other                                 154,458
          Note Receivable - AFL                             2,360,816
          Pre-Paid Insurance                                    1,815
          Pre-Paid Misc                                        16,625
          Deposits                                            339,204
                                                        -------------
                                                            5,844,447 Detail
                                                        -------------
                                                                    - Difference
                                                        -------------


22.  OTHER (ATTACH LIST)                                $ (17,637,548)Reported
                                                        -------------
          Accrued Liabilities                               1,196,862
          Accrued Salaries & PR Taxes                               -
          Less:  FET Taxes Payable (Line 18)                  274,394
          Post-petition Fed Inc Tax                       (19,108,804)
                                                        -------------
             *** FET recorded in Taxes Payable            (17,637,548)Detail
                                                        -------------
                                                                    - Difference
                                                        -------------


27.  OTHER (ATTACH LIST)                                $   4,954,286 Reported
                                                        -------------
          Pre-petition Fed Inc Tax                          4,018,643
          Pre-petition Deposits                               479,840
          Pre-petition Taxes Other                                  -
          Pre-petition Accrued Liabilities                    455,803

                                                        -------------
                                                            4,954,286 Detail
                                                        -------------
                                                                    - Difference
                                                        -------------


ACCRUAL BASIS-2

13.  OTHER (ATTACH LIST)                                $   8,400,771 Reported
                                                        -------------
            Aircraft Costs                                    306,408
            I/C Aircraft Costs (KHA)                        4,203,601
            KHC Ground Handling (Operations Payroll)          742,934
            Outstation Ground Handling                        948,937
            Trucking Costs                                    333,159
            Fuel                                            1,792,735
            Contract Labor                                          -
            Other                                              72,997

                                                        -------------
                                                            8,400,771 Detail
                                                        -------------
                                                                    - Difference

16   NON-OPERATING INCOME (ATTACH  LIST)                     ($61,893)Reported
                                                        -------------
          Interest Income                                     (61,893)Detail
                                                        -------------
                                                                    - Difference
                                                        -------------


17   OTHER (ATTACH LIST)                                      ($3,943)Reported
                                                        -------------
          Gain/Loss on Sale of Assets                          (3,943)Detail
                                                        -------------
                                                                    - Difference
                                                        -------------

ACCRUAL BASIS-3

8.   OTHER (ATTACH LIST)                                   (6,650,611)Reported
                                                        -------------
          Transfer to Inc - all money sweeps               (6,650,611)Detail
                                                        -------------
             to KH Inc. Case #400-42141                             - Difference
                                                        -------------


ACCRUAL BASIS-4

6.   OTHER (ATTACH LIST)                                    1,115,728 Reported
                                                        -------------
          FET (720) 10/01-15/01 Pd 11/09                      257,704
          FET (720) 10/16-31/01 Pd 11/19                      311,392
          FET (720) 11/01-15/01 Pd 11/21                      272,238
          FET (720) Refunds - Reconciling Items                50,023
          FET (720) 11/16-30/01                               224,371        -

                                                        -------------
                                                            1,115,728 Detail
                                                        -------------
                                                                    - Difference
                                                        -------------